SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 5, 2001
                                  ------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------


















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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibit

      Exhibit 3(ii) The By-Laws of General Motors Corporation, were amended on June 5, 2001, reflecting amendments to Section 4 of Article I, Meeting of Stockholders, and Section 1 of Article II, Board of Directors, as described below:

      Section                       Amendment
      -------                       ---------

      1.4. List of Stockholders
      Entitled to Vote.
      Paragraph deleted and
      Replaced with                 The secretary shall prepare before
                                    every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting in compliance with the provisions of Delaware law.

      2.1 Responsibility and
      Number.
      Number of Directors
      Changed from twelve to ten    The business and affairs
                                    of the corporation shall be managed by or
                                    under the direction of a board of directors.
                                    The number of directors shall be determined
                                    from time to time by resolution of the board
                                    of directors, but the total number of
                                    directors shall not be less than
                                    ten or more than twenty.
                                    ---



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)

Date    November 13, 2001
        -----------------

                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)













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